                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                               CREDIT QUALITY       6
                TWELVE-MONTH DIVIDEND HISTORY       6
                             TOP FIVE SECTORS       7
             NET ASSET VALUE AND MARKET PRICE       7
             Q&A WITH YOUR PORTFOLIO MANAGERS       8
                            GLOSSARY OF TERMS      13

                               BY THE NUMBERS
                     YOUR TRUST'S INVESTMENTS      14
                         FINANCIAL STATEMENTS      25
                NOTES TO FINANCIAL STATEMENTS      30
               REPORT OF INDEPENDENT AUDITORS      35



    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      36
              TRUSTEE AND OFFICER INFORMATION      37

Van Kampen wishes peace and prosperity to all.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 18, 2002

Dear Shareholder,

As the new year begins, Van Kampen wishes peace, prosperity and hope to all.

With a legacy that spans nearly four generations, Van Kampen has helped investors pursue their goals through social, political and economic change. In the face of challenges and uncertainty, our core investment philosophy has been tested and, we believe affirmed. Whether you're new to the Van Kampen family or revisiting your investment strategy, we encourage you to focus on two fundamental investing principles:

SEEK FINANCIAL ADVICE BEFORE YOU INVEST. Your financial advisor can help you develop a tailored investment strategy based on several factors, including your age, family status and goals. While no portfolio is immune to volatility, your advisor can help you structure a portfolio designed to address your long-term financial goals.

                  EXAMINE YOUR PORTFOLIO AND MODERATE YOUR INVESTMENT RISK--DIVERSIFY. Consider including a variety of stock and fixed-income funds in your portfolio, which may improve your long-term performance.

We are grateful for your continued trust in Van Kampen and appreciate the opportunity to manage your assets. In the new year, we hope you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
DECEMBER 2001 MARKED THE NINTH MONTH OF RECESSION FOR THE U.S. ECONOMY, BUT MIXED DATA AT YEAR'S END SUGGESTED THE WORST MAY BE OVER. GROSS DOMESTIC PRODUCT
(GDP), THE PRIMARY MEASURE OF ECONOMIC GROWTH, INCREASED AT AN ANNUAL RATE OF
0.2 PERCENT FOR THE FOURTH QUARTER.

BUSINESS ACTIVITY, WHICH SLOWED PRIOR TO THE SEPTEMBER TERRORIST ATTACKS AND SPIRALED DOWNWARD AFTER, APPEARED TO RETURN TO MORE STABLE--ALBEIT WEAK--PRE-ATTACK LEVELS. MANUFACTURING, THE SECTOR HARDEST HIT BY THE INVENTORY CYCLE AND ITS EFFECT ON PRODUCTION DEMAND, CONTINUED TO CONTRACT IN DECEMBER--BUT AT A MUCH SLOWER RATE THAN IN PREVIOUS MONTHS.

CONSUMER SPENDING AND EMPLOYMENT
CONSUMER SPENDING, WHICH DRIVES TWO-THIRDS OF U.S. ECONOMIC GROWTH, REMAINED SURPRISINGLY RESILIENT THROUGHOUT THE REPORTING PERIOD. PRICE-CONSCIOUS CONSUMERS SHUNNED HIGH-PRICED DEPARTMENT AND SPECIALTY STORES FOR DISCOUNT STORES DURING THE HOLIDAY SHOPPING SEASON. MANY ALSO TOOK ADVANTAGE OF HISTORICALLY LOW MORTGAGE RATES TO REFINANCE THEIR LOANS OR PURCHASE NEW HOMES. BUT HOMES WEREN'T THE ONLY BIG-TICKET ITEMS POPULAR WITH CONSUMERS DURING THE REPORTING PERIOD. DEEP PRICE DISCOUNTING AND ZERO-PERCENT FINANCING OFFERED BY CARMAKERS DURING THE FIRST TWO MONTHS OF THE FOURTH QUARTER LURED MANY CAR BUYERS INTO DEALERS' SHOWROOMS.

CONSUMER CONFIDENCE, WHICH HAD FALLEN FOR FIVE CONSECUTIVE MONTHS, SHOT UP IN DECEMBER AS REPORTS OF THE U.S. MILITARY'S APPARENT VICTORIES IN AFGHANISTAN WERE CIRCULATED. HOWEVER, THIS NEWFOUND OPTIMISM WAS TEMPERED BY MOUNTING JOB REDUCTION ANNOUNCEMENTS AND RISING UNEMPLOYMENT. BY THE END OF DECEMBER, UNEMPLOYMENT LEVELS HAD SURGED TO 5.8 PERCENT.

INTEREST RATES AND INFLATION
CONSISTENT WITH ITS RECENT ACTIONS, THE FEDERAL RESERVE BOARD (THE FED) AGAIN ATTEMPTED TO STIMULATE THE FALTERING ECONOMY BY SLASHING INTEREST RATES. THE FED'S 0.25 PERCENT CUT ON DECEMBER 11--THE 11TH RATE-CUT TO OCCUR SINCE JANUARY 1, 2001--BROUGHT THE FEDERAL FUNDS RATE TO 1.75 PERCENT, A 40-YEAR LOW.

FINALLY, INFLATION REMAINED MODEST DURING THE REPORTING PERIOD. THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE 1.6 PERCENT IN THE 12 MONTHS ENDED DECEMBER 31.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(December 31, 1999--December 31, 2001)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Dec 99                                                                            8.30
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            0.20

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1999--December 31, 2001)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4
                                                                             5.5                               3.7
                                                                             5.5                               3.5
Mar 01                                                                         5                               2.9
                                                                             4.5                               3.3
                                                                               4                               3.6
Jun 01                                                                      3.75                               3.2
                                                                            3.75                               2.7
                                                                             3.5                               2.7
Sep 01                                                                         3                               2.6
                                                                             2.5                               2.1
                                                                               2                               1.9
Dec 01                                                                      1.75                               1.6

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2001)

-----------------------------
NYSE Ticker Symbol - VIN
-----------------------------

                                                    MARKET(1)    NAV(2)
------------------------------------------------------------------------
One-year total return                                 5.05%        3.35%
------------------------------------------------------------------------
Five-year average annual total return                 5.56%        4.38%
------------------------------------------------------------------------
Ten-year average annual total return                  7.88%        7.31%
------------------------------------------------------------------------
Life-of-Trust average annual total return             8.80%        8.68%
------------------------------------------------------------------------
Commencement date                                               04/22/88
------------------------------------------------------------------------

Distribution rate as a % of closing common share
price(3)                                                           8.25%
------------------------------------------------------------------------
Net asset value                                                    $6.51
------------------------------------------------------------------------
Closing common share price                                         $6.33
------------------------------------------------------------------------
One-year high common share price (07/11/01)                        $7.40
------------------------------------------------------------------------
One-year low common share price (12/18/01)                         $6.00
------------------------------------------------------------------------

(1) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(2) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3) Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

    Past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and Trust shares, when sold, may be worth more or less than their original cost. An investment in the Trust is subject to investment risks, and you could lose money on your investment in the Trust. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

               PORTFOLIO AT A GLANCE

CREDIT QUALITY

(as a percentage of long-term investments)


As of December 31, 2001
- AAA/Aaa............  43.8%   [PIE CHART]
- A/A................   1.9%
- BBB/Baa............   4.3%
- BB/Ba..............  16.1%
- B/B................  27.7%
- CCC/Caa............   4.6%
- CC/Ca..............   1.3%
- Non-Rated..........   0.3%
As of December 31, 2000
- AAA/Aaa............  53.6%   [PIE CHART]
- A/A................   0.5%
- BBB/Baa............   1.3%
- BB/Ba..............   8.5%
- B/B................  31.5%
- CCC/Caa............   2.0%
- CC/Ca..............   0.4%
- Non-Rated..........   2.0%
- Other..............   0.2%

Based upon the credit quality ratings as issued by Standard & Poor's Credit Market Services/Moody's Investor Services, respectively. Subject to change daily.

TWELVE-MONTH DIVIDEND HISTORY

(for the period ended December 31, 2001, for common shares)
[BAR GRAPH]

                                                                               DIVIDENDS
                                                                               ---------
1/01                                                                            0.0500
2/01                                                                            0.0500
3/01                                                                            0.0500
4/01                                                                            0.0500
5/01                                                                            0.0500
6/01                                                                            0.0500
7/01                                                                            0.0500
8/01                                                                            0.0500
9/01                                                                            0.0460
10/01                                                                           0.0460
11/01                                                                           0.0435
12/01                                                                           0.0435

The dividend history represents dividends that were paid on the trust and is no guarantee of the trust's future dividends.

TOP FIVE SECTORS

(as a percentage of long-term investments--December 31, 2001)
[BAR GRAPH]

                                                                           DECEMBER 31, 2001
                                                                           -----------------
Telecommunications                                                               12.40
Media-Cable                                                                       7.10
Gaming                                                                            2.90
Media-Noncable                                                                    2.80
Packaging                                                                         2.70

Subject to change daily.

NET ASSET VALUE AND MARKET PRICE

(based upon quarter-end values--December 1991 through December 2001)

[LINE GRAPH]

                                                                      NET ASSET VALUE                      MARKET PRICE
                                                                      ---------------                      ------------
12/91                                                                      7.7000                             7.3750
                                                                           7.8500                             7.7500
                                                                           7.9300                             8.1250
                                                                           8.0300                             8.2500
12/92                                                                      7.8500                             7.6250
                                                                           8.0300                             7.8750
                                                                           8.1700                             8.1250
                                                                           8.0800                             7.2500
12/93                                                                      8.1600                             7.7500
                                                                           7.9200                             7.0000
                                                                           7.7200                             7.0000
                                                                           7.4300                             7.2500
12/94                                                                      7.2800                             6.5000
                                                                           7.5000                             7.2600
                                                                           7.7600                             7.2500
                                                                           7.8400                             7.3750
12/95                                                                      7.9400                             7.2500
                                                                           7.8100                             7.3750
                                                                           7.7000                             7.2500
                                                                           7.8400                             7.2500
12/96                                                                      7.9800                             7.5000
                                                                           7.5000                             7.5000
                                                                           7.9700                             7.6875
                                                                           8.1000                             7.6250
12/97                                                                      8.0500                             8.0000
                                                                           8.1800                             8.1250
                                                                           8.1700                             7.8125
                                                                           7.8700                             7.6250
12/98                                                                      7.8400                             7.7500
                                                                           7.7500                             7.0000
                                                                           7.5100                             6.8750
                                                                           7.3900                             6.3750
12/99                                                                      7.2500                             5.6875
                                                                           7.2300                             6.1875
                                                                           7.1200                             6.5625
                                                                           7.0600                             6.5625
12/00                                                                      6.8500                             6.5625
                                                                           6.9300                             6.8900
                                                                           6.6800                             7.0400
                                                                           6.5500                             6.8800
12/01                                                                      6.5100                             6.3300

The solid line above represents the trust's net asset value (NAV), which indicates overall changes in value among the trust's underlying securities. The trust's market price is represented by the dashed line, which indicates the price the market is willing to pay for shares of the trust at a given time. Market price is influenced by a range of factors, including supply and demand and market conditions.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN INCOME TRUST ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE TRUST'S RETURN DURING THE 12-MONTH PERIOD ENDED DECEMBER 31, 2001. THE TRUST IS MANAGED BY THE ADVISER'S HIGH YIELD AND HIGH GRADE TEAMS. CURRENT MEMBERS(1) OF THE HIGH YIELD TEAM INCLUDE STEPHEN F. ESSER, MANAGING DIRECTOR, AND DEANNA L. LOUGHNANE, EXECUTIVE DIRECTOR. CURRENT MEMBERS(1) OF THE HIGH GRADE TEAM INCLUDE
W. DAVID ARMSTRONG, MANAGING DIRECTOR AND DAVID HOROWITZ, EXECUTIVE DIRECTOR. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE TRUST'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW WOULD YOU CHARACTERIZE
    THE MARKET ENVIRONMENT IN WHICH THE TRUST OPERATED IN THE LAST TWELVE MONTHS, AND HOW DID THE TRUST PERFORM IN THAT ENVIRONMENT?

A   The market environment of the
past year has been dominated by the effects of the faltering U.S. economy. It seems hard to imagine that one year ago both investors and the Federal Reserve Board (the "Fed") were worried about inflation. Those worries disappeared when growth slowed drastically in the second half of 2000. The slowing economy had predictable effects, including widespread layoffs and deteriorating conditions for business investment.

    The severity and suddenness of the slowdown led the Fed to rapidly shift its attention from fighting inflation to avoiding recession. Acting between scheduled meetings, the Fed cut short-term interest rates on January 3, 2001 by 50 basis points. This was only the first of 11 cuts during the year, for a total reduction of 475 basis points or 4.75 percent. Despite the Fed's efforts, the first of these moves did not have an appreciable effect on the economy, which continued to slow going into September.

    The tragic events of September 11 made a bad economic situation worse. Business activity came to a standstill nationwide and across industries, and the travel sector was especially hard hit. Employment, which had been weak to begin with, fell sharply as companies announced layoffs as part of a general move to cut costs to address a markedly weaker future. For the third quarter of 2001, gross domestic product (GDP) fell by 1.3 percent, its largest decline since the recession of the early 1990s.

    The bond market reacted favorably to the interest rate cuts through the first 10 months of the year. Rates fell across the yield curve, with the most dramatic declines occurring on the short end of the yield curve, which is the most responsive to changes in monetary policy. This shift steepened the curve significantly as short- and intermediate-term paper rallied strongly. That trend only strengthened in the wake of September 11 as investors flocked to the perceived safety of shorter-duration, lower-risk assets.

    The market shifted again in early November, as confidence appeared to be slowly returning to the investor psyche. A combination of stabilization in geopolitical events and a growing belief that the economy was likely to turn positive in the first half of 2002 led many investors to sell their long-duration Treasury holdings. This pushed interest rates at the long end of the curve higher while rates on the short end fell even further in response to continued interest rate cuts (the last cut of the year came on December 11). This further steepened the yield curve.

    Falling interest rates had an enormous impact on the market for mortgage-backed securities (MBS) during the year. Because investors viewed MBS as being high-quality, relatively safe investment vehicles, demand for the product was strong, thereby reducing the yield spread to Treasuries through much of the year. Concurrently, as the Fed reduced interest-rate targets, mortgage refinancing rates declined, thereby boosting homeowner incentives to refinance existing mortgages.

    Economic uncertainty led to volatility in the high-yield market. This was especially so in the first nine months of the period, which included a 6 percent slide for the high-yield market in the month of September alone. Steadily rising defaults also contributed to volatility, as poor economic conditions made it impossible for many lower-rated companies to make their debt payments on time. The environment improved markedly in the fourth quarter of 2001 as investor expectations shifted to a potential economic recovery in 2002. Equities rallied as a result, which proved a boon for high-yield bonds.

    Sector performance was highly varied. On the negative side, one of the poorest performers was the fixed-line segment of the telecommunications sector. Many of these companies were hurt by their ongoing inability to issue new debt to fund infrastructure expansions, which were needed to generate the revenues necessary to make payments on existing debt. These difficulties led to a string of downgrades and defaults. Other segments of the telecommunications sector also performed poorly. At the other end of the spectrum, several sectors that are traditionally perceived as defensive plays turned in more positive performances over the period. The energy and healthcare sectors were particularly strong performers.

    The economy also had an impact on companies' issuance of new debt. Because of their poor prospects, many lower-rated companies and industries found that they were effectively shut out of the new-issue market. Higher-rated companies, on the other hand, experienced strong investor demand. Since yields on Treasury bonds had fallen so low, investors turned to higher-quality issues in the high-yield market in order to capture more attractive yields. As a result, higher-rated companies were able to successfully issue large amounts of debt. In all, the credit quality of the year's high-yield issuance was the highest since 1991.

    For the 12 months ended December 31, 2001, the trust produced a total return of 5.05 percent based on market price. This reflects a decrease in market price from $6.5625 per share on December 31, 2000, to $6.33 per share on December 31, 2001. Of course, past performance is no guarantee of future results. Investment return, share price and net asset value will fluctuate and trust shares, when sold, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor. For additional performance results, please refer to the chart and footnotes on page 4.

Q   HOW DID THESE FACTORS AFFECT THE
    WAY YOU MANAGED THE TRUST?

A   Overall, we continued to manage
the trust in the way we traditionally have. We kept the portfolio invested in a combination of high-quality U.S. government and mortgage-backed securities (MBS) and high-yield corporate paper. This combination gave the portfolio the same average credit quality as a basket of investment-grade bonds, the credit enhancements of government securities, and a higher income stream from its high-yield securities. Within the portfolio's high-quality segment, holdings were fairly evenly balanced between U.S. government and MBS bonds, with a moderate bias to fixed-rate government paper.

    We recognized that falling interest rates gave homeowners mounting incentives to refinance their home mortgages. While refinancings are a boon to homeowners, they are usually anathema to bondholders since they result in bonds being called away. The risk of this activity is especially acute for holders of bonds with above-market, or premium, coupons. All too often, the only available replacements for these securities in the market are longer-duration bonds, which subject their holders to higher interest-rate risk.

    Given these conditions, we moved to protect the trust by selectively selling newer issues with moderately higher coupons that had met our objectives. Many of these sales were of 30-year bonds with coupons in the 7.0 to 7.5 percent range, which over the period saw a great deal of prepayments. In their stead, we purchased attractive lower-coupon bonds that met our investment profile for the trust. Many of these purchases were 30-year coupon bonds in the range of 6.5 percent. In addition, we retained a series of older, higher-coupon mortgage securities that we thought to be undervalued. These bonds were priced for very fast prepayments, faster than what we thought they ought to be given their age and the fact they'd already been through one or more refinancing waves. In mortgage-backed security parlance, the issues were believed to have exper-ienced a meaningful degree of "MBS prepayment burn-out".

    Within the high-yield component, we attempted to mitigate credit risk by keeping the trust highly diversified over the course of the year. This proved to be a good strategy as the default rate in the broader market climbed. While the trust had some defaults among its holdings, the fact that there were a wide array of companies in the portfolio helped to protect it from fallout from highly concentrated positions in any one company. Overall, the trust's default rates were at or below those of the broader market.

    We continued to make adjustments to the portfolio on a bond-by-bond basis, in keeping with our bottom-up orientation. Our strategy is to find bonds that are attractively priced relative to our assessment of their risk and performance potential. As a result, our focus is on finding individual opportunities rather than thematic sector plays.

    This process resulted in purchases in sectors across the market. For example, we selectively added to the trust's exposure to cable companies when we were able to find what we believed were strong companies that had fallen out of favor with the market. We were able to find similarly attractive opportunities in the chemical, forest products, healthcare and housing sectors.

    We funded these additions through sales of bonds that we felt no longer offered compelling total return opportunities. Many of these bonds had reached their price targets, while in other cases their fundamentals had weakened to the point where we no longer felt comfortable holding them in the portfolio. Continuing volatility in the telecommunications sector led us to trim the trust's exposure to wireless companies. We also reduced the trust's holdings in the manufacturing, consumer products and retailing sectors in order to redeploy assets more productively elsewhere.

    In the last quarter of the year, our analysis led us to conclude that the general trend to lower interest rates was likely to come to an end as the market's expectations turned to an incipient economic recovery. After keeping the trust's duration mostly in line with its benchmark for the first 10 months of the year, we moved to shorten the trust's duration in the fourth quarter. We also adjusted the portfolio's mix of sectors to potentially benefit from an economic recovery by boosting its exposure to high yield from roughly 42 percent of holdings to just under 50 percent.

Q   WHAT IS YOUR OUTLOOK FOR
    THE MARKET?

A   In general, we expect a more
constructive environment. We agree with the general sentiment that the economy is likely to improve as we move through 2002, with economic growth turning positive. At the same time, we expect inflation to remain tame, coming in below 2 percent, and the dollar to remain stable.

    Within that context, we expect that the bond markets will react as they typically have in times of strengthening economic conditions, with interest rates rising across the yield curve as investors demand more compensation for holding bonds. In this scenario, interest rates at the short end of the curve are likely to rise even more than on the long end; this would have the effect of flattening the yield curve. Relative to Treasury issues, fixed-rate mortgage-backed investments may perform well on a total return basis. The high-yield market also does not appear to have fully priced in a complete economic recovery. As a result, we are cautiously optimistic and believe the bond markets still offer opportunities for investors with a disciplined process.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BOTTOM-UP INVESTING: A management style that emphasizes the analysis of individual securities, rather than economic and market cycles.

DEFAULT: The failure to make required debt payments on time.

DURATION: A measure of the sensitivity of a bond's price to changes in interest rates, expressed in years. Each year of duration represents an expected 1 percent change in the price of a bond for every 1 percent change in interest rates. The longer a bond's duration, the greater the effect of interest-rate movements on its price. Typically, trusts with shorter durations perform better in rising-rate environments, while trusts with longer durations perform better when rates decline.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

GROSS DOMESTIC PRODUCT (GDP): The total market value of all finished goods and services produced in a country in a given year.

NET ASSET VALUE (NAV): The value of a trust share, calculated by deducting a trust's liabilities from the total assets applicable to common shareholders in its portfolio and dividing this amount by the number of common shares outstanding.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

YIELD: The annual rate of return on an investment, expressed as a percentage.

YIELD CURVE: The pattern that results from viewing the yields of U.S. Treasury securities maturing in 1, 5, 10, and 30 years. When grouped together and graphed, a pattern of increasing yield is often reflected as the time to maturity extends. This pattern creates an upward sloping "curve." A "flat" yield curve represents little difference between short- and long-term interest rates, while a "negative" yield curve represents decreasing yields as the time to maturity extends.

                        BY THE NUMBERS

YOUR TRUST'S INVESTMENTS

December 31, 2001
THE FOLLOWING PAGES DETAIL YOUR TRUST'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

PAR
AMOUNT                                                                         MARKET
(000)             DESCRIPTION            COUPON            MATURITY            VALUE
         DOMESTIC CORPORATE BONDS  35.5%
         AEROSPACE & DEFENSE  0.5%
$ 500    Atlas Air, Inc. .............      10.750%  08/01/05               $    447,500
                                                                            ------------

         AUTOMOTIVE  1.2%
1,010    Aetna Industries, Inc. (a)
         (b)..........................      11.875   10/01/06                    161,600
  205    AutoNation, Inc., 144A--
         Private Placement (c)........       9.000   08/01/08                    209,100
   50    Collins & Aikman Products
         Co. .........................      11.500   04/15/06                     49,000
  210    Collins & Aikman Products
         Co., 144A--Private Placement
         (c)..........................      10.750   12/31/11                    211,575
  330    Dana Corp., 144A--Private
         Placement (c)................       9.000   08/15/11                    303,600
  265    Ford Motor Co. ..............       7.450   07/16/31                    243,472
  105    Hayes Wheels Lemmerz
         International, Inc. (b)
         (d)..........................       9.125   07/15/07                      6,300
                                                                            ------------
                                                                               1,184,647
                                                                            ------------
         BUILDING MATERIALS  0.5%
  225    Centex Corp. ................       7.875   02/01/11                    229,588
  230    Nortek, Inc., Ser B..........       8.875   08/01/08                    232,300
                                                                            ------------
                                                                                 461,888
                                                                            ------------
         CAPTIVE FINANCE  0.2%
  140    Case Credit Corp. ...........       6.125   02/15/03                    132,009
  110    Ford Motor Credit Co. .......       7.250   10/25/11                    107,228
                                                                            ------------
                                                                                 239,237
                                                                            ------------
         CHEMICALS  0.7%
  140    ISP Chemco, Inc., 144A--
         Private Placement (c)........      10.250   07/01/11                    147,000
  270    ISP Holdings, Inc., 144A--
         Private Placement (c)........      10.625   12/15/09                    271,350
  110    Om Group, Inc., 144A--
         Private Placement (c)........       9.250   12/15/11                    112,750

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)             DESCRIPTION            COUPON            MATURITY            VALUE
         CHEMICALS (CONTINUED)
$ 250    Pioneer Americas Acquisition
         Corp., Ser B (b).............       9.250%  06/15/07               $     72,500
  150    Terra Industries, Inc. ......      10.500   06/15/05                    118,500
                                                                            ------------
                                                                                 722,100
                                                                            ------------
         CONSTRUCTION MACHINERY  0.1%
  135    Case Corp., Ser B............       6.250   12/01/03                    125,841
                                                                            ------------

         CONSUMER PRODUCTS  0.7%
  435    Muzak LLC....................       9.875   03/15/09                    384,975
  500    Outsourcing Services Group,
         Inc., Ser B..................      10.875   03/01/06                    330,000
                                                                            ------------
                                                                                 714,975
                                                                            ------------
         ELECTRIC  1.1%
  670    Calpine Corp. ...............       8.500   02/15/11                    599,650
   30    CMS Energy Corp. ............       7.500   01/15/09                     29,250
  280    Mirant Americas Generation
         LLC..........................       8.300   05/01/11                    259,382
  195    PG & E National Energy Group,
         Inc. ........................      10.375   05/16/11                    205,979
                                                                            ------------
                                                                               1,094,261
                                                                            ------------
         ENVIRONMENTAL SERVICES  0.5%
  485    Allied Waste North America,
         Inc. ........................      10.000   08/01/09                    501,975
                                                                            ------------

         FOOD  0.9%
  275    Luiginos, Inc. ..............      10.000   02/01/06                    270,875
  300    Smithfield Foods, Inc. ......       7.625   02/15/08                    295,500
  325    Smithfield Foods, Inc.,
         144A--Private Placement
         (c)..........................       8.000   10/15/09                    334,750
                                                                            ------------
                                                                                 901,125
                                                                            ------------
         GAMING  2.5%
  250    Argosy Gaming Co. ...........      10.750   06/01/09                    276,250
  210    Harrahs Operating Co.,
         Inc. ........................       7.875   12/15/05                    218,400
  150    Harrahs Operating Co.,
         Inc. ........................       8.000   02/01/11                    154,765
  375    Horseshoe Gaming LLC.........       8.625   05/15/09                    389,062
  490    International Game
         Technology...................       8.375   05/15/09                    516,950
  250    Park Place Entertainment
         Corp. .......................       8.875   09/15/08                    255,000

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)             DESCRIPTION            COUPON            MATURITY            VALUE
         GAMING (CONTINUED)
$ 180    Park Place Entertainment
         Corp. .......................       7.875%  12/15/05               $    180,900
  300    Station Casinos, Inc. .......       8.875   12/01/08                    295,500
  200    Station Casinos, Inc. .......       9.875   07/01/10                    204,000
                                                                            ------------
                                                                               2,490,827
                                                                            ------------
         HEALTHCARE  1.0%
  250    AdvancePCS...................       8.500   04/01/08                    260,000
   75    Amerisourcebergen Corp. .....       8.125   09/01/08                     77,250
  310    Fresenius Med Care Capital
         Trust IV.....................       7.875   06/15/11                    310,000
  335    HCA, Inc. ...................       8.750   09/01/10                    365,150
                                                                            ------------
                                                                               1,012,400
                                                                            ------------
         HOME CONSTRUCTION  0.5%
  525    Toll Corp....................       8.250   02/01/11                    522,375
                                                                            ------------

         INDEPENDENT ENERGY  0.2%
  170    Equistar Chemicals LP........      10.125   09/01/08                    171,700
                                                                            ------------

         INTEGRATED ENERGY  1.8%
  190    BRL Universal Equipment......       8.875   02/15/08                    198,550
   90    BRL Universal Equipment,
         144A--Private Placement
         (c)..........................       8.875   02/15/08                     94,050
  525    Chesapeake Energy Corp. .....       8.125   04/01/11                    511,875
   70    Hanover Equipment Trust,
         144A--Private Placement
         (c)..........................       8.500   09/01/08                     73,150
   70    Hanover Equipment Trust,
         144A--Private Placement
         (c)..........................       8.750   09/01/11                     72,800
  309    KCS Energy, Inc., Ser B......      11.000   01/15/03                    310,545
  500    R & B Falcon Corp., Ser B....       6.500   04/15/03                    517,500
                                                                            ------------
                                                                               1,778,470
                                                                            ------------
         LIFE INSURANCE  1.0%
  795    Americo Life, Inc. (a).......       9.250   06/01/05                    791,025
  220    Anthem Insurance Cos. Inc.,
         144A--Private Placement
         (c)..........................       9.125   04/01/10                    236,761
                                                                            ------------
                                                                               1,027,786
                                                                            ------------
         LODGING  0.5%
  290    HMH Properties, Inc., Ser
         B............................       7.875   08/01/08                    271,150
  200    HMH Properties, Inc. ........       7.875   08/01/05                    191,000
                                                                            ------------
                                                                                 462,150
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)             DESCRIPTION            COUPON            MATURITY            VALUE
         MEDIA-CABLE  4.1%
$ 500    Adelphia Communications
         Corp., Ser B.................       9.250%  10/01/02               $    505,000
  300    Adelphia Communications
         Corp., Ser B.................       9.875   03/01/07                    297,000
  910    Charter Communication
         Holdings LLC.................       8.250   04/01/07                    875,875
  300    Echostar DBS Corp. ..........       9.250   02/01/06                    306,000
  750    Frontiervision Holdings
         L.P. ........................      11.875   09/15/07                    791,250
  250    Frontiervision Holdings L.P.,
         Ser B........................      11.875   09/15/07                    263,750
  315    James Cable Partners L.P.,
         Ser B........................      10.750   08/15/04                    239,400
1,000    Park N View, Inc.,
         Ser B (b) (d)................      13.000   05/15/08                     90,000
  160    Pegasus Communications Corp.,
         Ser B........................       9.625   10/15/05                    144,800
  500    TCI Communications, Inc. ....       9.250   01/15/23                    528,266
                                                                            ------------
                                                                               4,041,341
                                                                            ------------
         MEDIA-NONCABLE  0.9%
  130    Belo Corp. ..................       8.000   11/01/08                    132,948
  115    Echostar DBS Corp., 144A--
         Private Placement (c)........       9.125   01/15/09                    115,863
  405    Interep National Radio Sales,
         Inc., Ser B..................      10.000   07/01/08                    263,250
  150    Nextmedia Operating, Inc.,
         144A--Private Placement
         (c)..........................      10.750   07/01/11                    155,625
  250    Primedia, Inc. ..............       8.875   05/15/11                    226,250
                                                                            ------------
                                                                                 893,936
                                                                            ------------
         METALS  1.1%
  500    Doe Run Resources Corp., Ser
         B............................      11.250   03/15/05                     95,000
  750    GS Technologies Operating,
         Inc. (b) (d).................      12.000   09/01/04                     30,000
1,000    Kaiser Aluminum & Chemical
         Corp. (a)....................       9.875   02/15/02                    995,000
  250    Republic Technologies
         International, Inc. (b)
         (d)..........................      13.750   07/15/09                     18,750
                                                                            ------------
                                                                               1,138,750
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)             DESCRIPTION            COUPON            MATURITY            VALUE
         OIL FIELD SERVICES  0.4%
$ 250    Pogo Producing Co. ..........       8.250%  04/15/11               $    253,750
  170    Stone Energy Corp., 144A--
         Private Placement (c)........       8.250   12/15/11                    173,400
                                                                            ------------
                                                                                 427,150
                                                                            ------------
         OTHER INDUSTRIAL  0.1%
  250    Eagle-Picher Industries,
         Inc. ........................       9.375   03/01/08                    135,000
                                                                            ------------

         PACKAGING  2.3%
  275    Fonda Group, Inc., Ser B.....       9.500   03/01/07                    248,875
  575    Owens-Illinois, Inc. ........       7.500   05/15/10                    511,750
  670    Printpack, Inc., Ser B.......      10.625   08/15/06                    700,150
  135    Riverwood International
         Corp. .......................      10.875   04/01/08                    137,700
  500    Sweetheart Cup, Inc. ........      10.500   09/01/03                    490,000
  250    Tekni-Plex, Inc., Ser B......      12.750   06/15/10                    243,750
                                                                            ------------
                                                                               2,332,225
                                                                            ------------
         PAPER  0.4%
  285    Louisiana Pacific Corp. .....      10.875   11/15/08                    277,875
   95    Louisiana Pacific Corp. .....       8.875   08/15/10                     92,150
                                                                            ------------
                                                                                 370,025
                                                                            ------------
         REAL ESTATE INVESTMENT TRUSTS  0.3%
  320    Istar Financial, Inc. .......       8.750   08/15/08                    320,619
                                                                            ------------

         REFINING  0.9%
  250    Frontier Oil Corp. ..........      11.750   11/15/09                    266,250
  635    Vintage Petroleum, Inc. .....       7.875   05/15/11                    625,475
                                                                            ------------
                                                                                 891,725
                                                                            ------------
         RETAIL  1.7%
  420    Big 5 Corp., Ser B...........      10.875   11/15/07                    415,800
  255    Elizabeth Arden, Inc.,
         Ser B........................      11.750   02/01/11                    263,925
  150    K-Mart Corp. (d).............       8.375   12/01/04                    126,375
  530    Pantry, Inc. ................      10.250   10/15/07                    523,375
  315    Premier Parks, Inc. (e)......    0/10.000   04/01/08                    270,113
1,000    Sleepmaster LLC, Ser B (a)
         (b) (d)......................      11.000   05/15/09                    100,000
                                                                            ------------
                                                                               1,699,588
                                                                            ------------
         SERVICES  0.3%
  300    R & B Falcon Corp. ..........       9.500   12/15/08                    339,000
                                                                            ------------

         SUPERMARKETS  0.2%
  170    Fleming Cos., Inc., Ser B....      10.500   12/01/04                    168,725
                                                                            ------------

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)             DESCRIPTION            COUPON            MATURITY            VALUE
         Technology  0.9%
$ 250    Autotote Corp., Ser B........      12.500%  08/15/10               $    276,250
  155    Corning, Inc. ...............           *   11/08/15                     80,988
  250    Fairchild Semiconductor
         Corp. .......................      10.500   02/01/09                    266,250
  250    Tektronix, Inc. .............       7.625   08/15/02                    255,625
                                                                            ------------
                                                                                 879,113
                                                                            ------------
         TELECOMMUNICATIONS  7.8%
  635    Airgate PCS, Inc. (e)........    0/13.500   10/01/09                    482,600
  230    Alamosa Delaware, Inc. ......      12.500   02/01/11                    235,750
  250    American Cellular Corp. .....       9.500   10/15/09                    243,750
  400    Centennial Communications
         Corp. .......................      10.750   12/15/08                    338,000
1,000    Crown Castle International
         Corp. (e)....................    0/10.625   11/15/07                    865,000
  400    E.Spire Communications, Inc.
         (b) (d)......................      13.000   11/01/05                     50,000
  250    Exodus Communications, Inc.
         (b) (d)......................      11.250   07/01/08                     55,000
  575    Exodus Communications, Inc.
         (b) (d)......................      11.625   07/15/10                    126,500
  322    Focal Communications Corp.,
         Ser B........................      11.875   01/15/10                    132,020
  560    Globix Corp. ................      12.500   02/01/10                    123,200
   55    GST Telecommunications, Inc.,
         144A--Private Placement (b)
         (c) (d)......................      13.875   12/15/05                          6
  250    ICG Holdings, Inc. (b) (d)...      13.500   09/15/05                     16,250
  620    IPCS, Inc. (e)...............    0/14.000   07/15/10                    415,400
  575    McLeodUSA, Inc. (b)..........      11.375   01/01/09                    132,250
  515    Metromedia Fiber Network,
         Inc. ........................      10.000   12/15/09                    151,925
  750    MGC Communications, Inc.,
         Ser B........................      13.000   10/01/04                    247,500
1,000    Nextel Communications,
         Inc. ........................       9.375   11/15/09                    790,000
  480    Nextlink Communications, Inc.
         (b)..........................      10.500   12/01/09                     60,000
1,000    NTL, Inc., Ser B.............      11.500   02/01/06                    330,000
  750    Price Communications
         Wireless.....................      11.750   07/15/07                    821,250
1,160    PSINET, Inc. (b) (d).........      10.500   12/01/06                     92,800
  250    Rural Cellular Corp. ........       9.625   05/15/08                    253,750

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)             DESCRIPTION            COUPON            MATURITY            VALUE
         TELECOMMUNICATIONS (CONTINUED)
$ 750    SBA Communications Corp.
         (e)..........................    0/12.000%  03/01/08               $    570,000
  250    Telecorp PCS, Inc. ..........      10.625   07/15/10                    290,000
  290    Tritel PCS, Inc. ............      10.375   01/15/11                    329,875
  225    United International
         Holdings, Inc., Ser B (e)....    0/10.750   02/15/08                     60,750
  270    US Unwired, Inc. (e).........    0/13.375   11/01/09                    193,050
  400    WorldCom, Inc................       8.250   05/15/31                    424,031
                                                                            ------------
                                                                               7,830,657
                                                                            ------------
         TEXTILE  0.2%
  250    Delta Mills, Inc., Ser B.....       9.625   09/01/07                    118,750
  500    Dyersburg Corp., Ser B (b)
         (d)..........................       9.750   09/01/07                     10,000
   25    Perry Ellis International,
         Inc. ........................      12.250   04/01/06                     25,125
                                                                            ------------
                                                                                 153,875
                                                                            ------------
TOTAL DOMESTIC CORPORATE BONDS  35.5%....................................     35,480,986
                                                                            ------------

         FOREIGN BONDS AND DEBT SECURITIES (US $)  10.7%
         AUSTRALIA  0.2%
  230    Murrin Murrin Holdings
         Property Ltd. ...............       9.375   08/31/07                    170,200
                                                                            ------------

         BERMUDA  0.1%
1,170    Global Crossing Holdings Ltd.
         (b) (d)......................       9.125   11/15/06                    128,700
                                                                            ------------

         BRAZIL  0.3%
  500    Multicanal Participacoes, Ser
         B............................      12.625   06/18/04                    330,000
                                                                            ------------

         CANADA  3.6%
  200    360 Networks, Inc. (b) (d)...      13.000   05/01/08                      1,500
   85    Acetex Corp. ................      10.875   08/01/09                     85,425
  250    GT Group Telecom, Inc. (e)...    0/13.250   02/01/10                     37,500
  265    Hollinger Participation
         Trust, 144A--Private
         Placement (c)................      12.125   11/15/10                    221,606
  450    Husky Oil Ltd. (Variable Rate
         Coupon)......................       8.900   08/15/28                    466,875
  250    Hydrochem Industrial
         Services, Inc., Ser B........      10.375   08/01/07                    180,000
  415    MDC Corporation, Inc. .......      10.500   12/01/06                    280,125

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)             DESCRIPTION            COUPON            MATURITY            VALUE
         CANADA (CONTINUED)
$ 500    Microcell Telecommunications,
         Ser B (e)....................    0/14.000%  06/01/06               $    427,500
  200    Norske Skog, 144A--Private
         Placement (c)................       8.625   06/15/11                    210,000
  300    Pacifica Papers, Inc. .......      10.000   03/15/09                    324,000
   75    Quebecor Media, Inc. (e).....    0/13.750   07/15/11                     45,844
  450    Quebecor Media, Inc. ........      11.125   07/15/11                    482,625
  750    Radnor Holdings Corp., Ser
         B............................      10.000   12/01/03                    543,750
  250    Repap New Brunswick, Inc. ...       9.000   06/01/04                    263,750
                                                                            ------------
                                                                               3,570,500
                                                                            ------------
         FRANCE  0.3%
  250    France Telecom, 144A--Private
         Placement (c) (e)............ 7.750/8.250   03/01/11                    268,299
                                                                            ------------

         GERMANY  0.5%
  785    Callahan Nordrhein
         Westfallen...................      14.000   07/15/10                    522,025
                                                                            ------------

         MEXICO  2.2%
  500    Cemex SA, 144A--Private
         Placement (c)................       8.625   07/18/03                    530,000
  750    Gruma SA de CV...............       7.625   10/15/07                    708,750
  475    Satelites Mexicanos SA.......      10.125   11/01/04                    270,750
  275    TV Azteca SA.................      10.500   02/15/07                    269,500
  500    Vicap SA.....................      10.250   05/15/02                    472,500
                                                                            ------------
                                                                               2,251,500
                                                                            ------------
         NETHERLANDS  0.2%
  500    Hermes Europe Railtel BV (b)
         (d)..........................      11.500   08/15/07                     50,000
  130    Netia Holdings BV, Ser B.....      10.250   11/01/07                     22,100
  600    Netia Holdings BV, Ser B.....      11.250   11/01/07                    102,000
  155    United Pan Europe
         Communication, Ser B (e).....    0/12.500   08/01/09                     16,275
                                                                            ------------
                                                                                 190,375
                                                                            ------------
         SINGAPORE  0.3%
  250    Flextronics International
         Ltd. ........................       8.750   10/15/07                    257,500
                                                                            ------------

         SWEDEN  0.5%
  500    Stena AB.....................      10.500   12/15/05                    502,500
                                                                            ------------

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)             DESCRIPTION            COUPON            MATURITY            VALUE
         UNITED KINGDOM  2.5%
$ 725    British Sky Broadcasting
         Group PLC....................       8.200%  07/15/09               $    746,750
   85    Cenargo International PLC....       9.750   06/15/08                     62,050
  250    Diamond Cable Communication
         Co. .........................      11.750   12/15/05                     67,500
1,000    Filtronic PLC (a)............      10.000   12/01/05                    905,000
  380    Ono Finance PLC..............      13.000   05/01/09                    290,225
  500    Telewest Communications
         PLC..........................      11.000   10/01/07                    362,500
  140    Telewest Communications PLC
         (e)..........................    0/11.375   02/01/10                     57,400
                                                                            ------------
                                                                               2,491,425
                                                                            ------------
TOTAL FOREIGN BONDS AND DEBT SECURITIES  10.7%...........................     10,683,024
                                                                            ------------

         U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  37.0%
2,159    Federal National Mortgage
         Association Pools............       6.000   04/01/28 to 12/01/28      2,127,010
  395    Federal National Mortgage
         Association Pools............       6.500   06/01/15                    403,347
1,727    Federal National Mortgage
         Association Pools............       7.000   03/01/15 to 05/01/15      1,789,600
2,500    Federal National Mortgage
         Association Pools............       7.250   05/15/30                  2,832,147
  574    Federal National Mortgage
         Association Pools............       7.500   03/01/15 to 06/01/15        600,591
7,434    Government National Mortgage
         Association Pools............       6.500   01/15/28 to 08/15/29      7,478,682
  847    Government National Mortgage
         Association Pools............       7.000   07/15/29 to 01/15/30        866,270
2,802    Government National Mortgage
         Association Pools............       7.500   07/15/23 to 09/15/29      2,925,796
1,733    Government National Mortgage
         Association Pools............       8.000   03/15/17 to 10/15/22      1,844,846
  606    Government National Mortgage
         Association Pools............       8.500   01/15/23 to 12/15/24        652,438
1,240    Government National Mortgage
         Association Pools............       9.000   08/15/16 to 12/15/24      1,357,566
  193    Government National Mortgage
         Association Pools............       9.500   11/15/09 to 06/15/19        214,157
2,150    United States Treasury
         Bond.........................       6.375   08/15/27                  2,329,181
3,500    United States Treasury
         Bond.........................       7.250   05/15/16                  4,046,525

                                               See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001

PAR
AMOUNT                                                                         MARKET
(000)             DESCRIPTION            COUPON            MATURITY            VALUE
$3,000   United States Treasury
         Bond.........................       7.500%  11/15/16               $  3,546,060
 3,000   United States Treasury
         Bond.........................       8.875   02/15/19                  4,024,320
                                                                            ------------
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS..................     37,038,536
                                                                            ------------

         FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS  1.0%
  677    Federal Republic of Brazil
         (Variable Rate Coupon)
         (Brazil).....................       8.000   04/15/14                    520,655
  490    United Mexican States
         (Mexico).....................       8.375   01/14/11                    508,730
                                                                            ------------
TOTAL FOREIGN GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS...............      1,029,385
                                                                            ------------


EQUITIES  2.1%
AT & T Canada, Inc., Class B--ADR (Canada) (857 ADR Common
  Shares) (f)...............................................        25,873
Aurora Foods, Inc. (8,855 Common Shares) (f)................        44,718
Broadwing Communications, Inc. (605 Preferred Shares) (f)...       396,275
Dobson Communications Corp. (573 Preferred Shares) (f)......       564,405
Focal Communications Corp. (73,854 Common Shares) (f).......        45,051
GT Group Telecom, Inc., 144A--Private Placement (250 Common
  Stock Warrants) (c) (f)...................................         1,375
HF Holdings, Inc. (5,260 Common Stock Warrants) (f).........            52
Intermedia Communications, Inc. (248 Preferred Shares)
  (f).......................................................       258,644
IPCS, Inc., 144A--Private Placement (620 Common Stock
  Warrants) (c) (f).........................................        15,810
McLeodUSA, Inc. (8,487 Common Shares) (f)...................         3,140
Nextel Communications, Inc. (430 Preferred Shares) (f)......       245,100
NTL, Inc., 144A--Private Placement (1,188 Common Stock
  Warrants) (c) (f).........................................            12
Ono Finance PLC, 144A--Private Placement (380 Common Stock
  Warrants) (c) (f).........................................        11,400
Optel, Inc. (500 Common Shares) (f).........................             5
Park N View, Inc., 144A--Private Placement (1,000 Common
  Stock Warrants) (c) (f)...................................            10
Pathmark Stores, Inc. (14,079 Common Stock Warrants) (f)....       128,823
Pathmark Stores, Inc. (14,306 Common Shares) (f)............       352,786
Republic Technologies International, Inc., 144A--Private
  Placement (250 Common Stock Warrants) (c) (f).............             2

See Notes to Financial Statements

YOUR TRUST'S INVESTMENTS

December 31, 2001

                                                                 MARKET
DESCRIPTION                                                      VALUE
EQUITIES (CONTINUED)
Star Gas Partners, LP (143 Limited Partnership Interest
  Units)....................................................  $      2,919
Startec Global Communications, 144A--Private Placement
  (1,000 Common Stock Warrants) (c) (f).....................            10
                                                              ------------

TOTAL EQUITIES..............................................     2,096,410
                                                              ------------

TOTAL LONG-TERM INVESTMENTS  86.3%
  (Cost $98,488,497)........................................    86,328,341

REPURCHASE AGREEMENT  8.1%
BankAmerica Securities ($8,095,000 par collateralized by
  U.S. Government obligations in a pooled cash account,
  dated 12/31/01, to be sold on 01/02/02 at $8,095,787)
  (Cost $8,095,000).........................................     8,095,000
                                                              ------------

TOTAL INVESTMENTS  94.4%
  (Cost $106,583,497).......................................    94,423,341
OTHER ASSETS IN EXCESS OF LIABILITIES  5.6%.................     5,624,321
                                                              ------------

NET ASSETS  100.0%..........................................  $100,047,662
                                                              ============

*  Zero coupon bond

ADR--American Depositary Receipt

(a) Assets segregated as collateral for open forward transactions.

(b) Non-income producing as security is in default.

(c) 144A securities are those which are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(d) This borrower has filed for protection in federal bankruptcy court.

(e) Security is a "step-up" bond where the coupon increases or steps up at a predetermined date.

(f) Non-Income producing security.

                                               See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2001

ASSETS:
Total Investments (Cost $106,583,497).......................  $ 94,423,341
Cash........................................................       144,397
Receivables:
  Investments Sold..........................................     3,955,934
  Interest..................................................     1,704,695
Other.......................................................        20,501
                                                              ------------
    Total Assets............................................   100,248,868
                                                              ------------
LIABILITIES:
Payables:
  Investment Advisory Fee...................................        55,252
  Affiliates................................................         1,159
Trustees' Deferred Compensation and Retirement Plans........        84,563
Accrued Expenses............................................        52,593
Forward Commitments.........................................         7,639
                                                              ------------
    Total Liabilities.......................................       201,206
                                                              ------------
NET ASSETS..................................................  $100,047,662
                                                              ============
NET ASSETS CONSIST OF:
Common Shares (no par value with unlimited shares
  authorized, 15,358,477 shares issued and outstanding).....  $122,635,038
Accumulated Distributions in Excess of Net Investment
  Income....................................................      (519,132)
Accumulated Net Realized Loss...............................    (9,900,449)
Net Unrealized Depreciation.................................   (12,167,795)
                                                              ------------
NET ASSETS..................................................  $100,047,662
                                                              ============
NET ASSET VALUE PER COMMON SHARE ($100,047,662 divided by
  15,358,477 shares outstanding)............................  $       6.51
                                                              ============

See Notes to Financial Statements

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
Interest....................................................  $  9,063,618
Dividends...................................................        44,916
Other.......................................................        17,911
                                                              ------------
    Total Income............................................     9,126,445
                                                              ------------
EXPENSES:
Investment Advisory Fee.....................................       673,619
Trustees' Fees and Related Expenses.........................        61,364
Custody.....................................................        18,081
Legal.......................................................         3,239
Other.......................................................       206,551
                                                              ------------
    Total Expenses..........................................       962,854
    Less Credits Earned on Cash Balances....................         1,664
                                                              ------------
    Net Expenses............................................       961,190
                                                              ------------
NET INVESTMENT INCOME.......................................  $  8,165,255
                                                              ============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $ (4,924,075)
  Forward Commitments.......................................       (29,873)
                                                              ------------
Net Realized Loss...........................................    (4,953,948)
                                                              ------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................   (12,731,970)
                                                              ------------
  End of the Period:
    Investments.............................................   (12,160,156)
    Forward Commitments.....................................        (7,639)
                                                              ------------
                                                               (12,167,795)
                                                              ------------
Net Unrealized Appreciation During the Period...............       564,175
                                                              ------------
NET REALIZED AND UNREALIZED LOSS............................  $ (4,389,773)
                                                              ============
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $  3,775,482
                                                              ============

                                               See Notes to Financial Statements

Statements of Changes in Net Assets
For the Years Ended December 31, 2001 and 2000

                                                     YEAR ENDED           YEAR ENDED
                                                  DECEMBER 31, 2001    DECEMBER 31, 2000
                                                  --------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income............................   $  8,165,255         $  9,256,013
Net Realized Loss................................     (4,953,948)          (1,316,010)
Net Unrealized Appreciation/Depreciation During
  the Period.....................................        564,175           (5,000,418)
                                                    ------------         ------------
Change in Net Assets from Operations.............      3,775,482            2,939,585

Distributions from and in Excess of Net
  Investment Income..............................     (8,876,073)          (9,184,487)
                                                    ------------         ------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES.....................................     (5,100,591)          (6,244,902)

FROM CAPITAL TRANSACTIONS:
Value of Common Shares Issued Through Dividend
  Reinvestment...................................        339,575                  -0-
                                                    ------------         ------------
TOTAL DECREASE IN NET ASSETS.....................     (4,761,016)          (6,244,902)
NET ASSETS:
Beginning of the Period..........................    104,808,678          111,053,580
                                                    ------------         ------------
End of the Period (Including accumulated
  undistributed net investment income of
  ($519,132) and $715,783, respectively).........   $100,047,662         $104,808,678
                                                    ============         ============

See Notes to Financial Statements

Financial Highlights
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE TRUST OUTSTANDING THROUGHOUT THE PERIODS INDICATED.


                                                          -----------------------------
                                                          2001(a)     2000       1999
                                                          -----------------------------
NET ASSET VALUE, BEGINNING OF THE PERIOD..............    $ 6.85     $  7.25    $  7.84
                                                          ------     -------    -------
  Net Investment Income...............................       .53         .60        .64
  Net Realized and Unrealized Gain/Loss...............      (.29)       (.40)      (.63)
                                                          ------     -------    -------
Total from Investment Operations......................       .24         .20        .01
Less Distributions from and in excess of Net
  Investment Income...................................       .58         .60        .60
                                                          ------     -------    -------
NET ASSET VALUE, END OF THE PERIOD....................    $ 6.51     $  6.85    $  7.25
                                                          ======     =======    =======

Market Price Per Share at End of the Period...........    $ 6.33     $6.5625    $5.6875
Total Investment Return at Market Price (b)...........     5.05%      26.59%    -19.81%
Total Return at Net Asset Value (c)...................     3.35%       2.80%      -.11%
Net Assets at End of the Period (In millions).........    $100.0     $ 104.8    $ 110.9
Ratio of Expenses to Average Net Assets...............      .93%        .96%       .95%
Ratio of Net Investment Income to Average Net
  Assets..............................................     7.88%       8.51%      8.46%
Portfolio Turnover....................................       46%         60%        28%

(a) As required, effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities and presenting paydown gains and losses on mortgage- and asset-backed securities as interest income. The effect of these changes for the period ended December 31, 2001 was an increase in the ratio of net investment income to average net assets from 7.83% to 7.88%. Net investment income per share and net realized and unrealized gains and losses per share were unaffected by the adjustments. Per share, ratios and supplemental data for periods prior to December 31, 2001 have not been restated to reflect this change in presentation.

(b) Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common share price at the end of the period indicated.

(c) Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.


YEAR ENDED DECEMBER 31,
-----------------------------------------------------------------
      1998     1997     1996     1995     1994     1993     1992
-----------------------------------------------------------------
     $ 8.05   $ 7.93   $ 7.94   $ 7.28   $ 8.15   $ 7.85   $ 7.70
     ------   ------   ------   ------   ------   ------   ------
        .66      .66      .66      .65      .65      .78      .85
       (.22)     .18     (.01)     .66     (.86)     .29      .16
     ------   ------   ------   ------   ------   ------   ------
        .44      .84      .65     1.31     (.21)    1.07     1.01
        .65      .72      .66      .65      .66      .77      .86
     ------   ------   ------   ------   ------   ------   ------
     $ 7.84   $ 8.05   $ 7.93   $ 7.94   $ 7.28   $ 8.15   $ 7.85
     ======   ======   ======   ======   ======   ======   ======

     $ 7.75   $ 8.00   $ 7.50   $ 7.25   $ 6.50   $ 7.75   $7.625
      5.05%   16.97%   12.95%   21.83%   -8.06%   11.82%   15.22%
      5.51%   11.32%    8.61%   19.13%   -2.08%   14.36%   13.61%
     $120.0   $123.1   $121.2   $121.4   $111.4   $124.7   $119.6
       .96%     .91%    1.00%     .94%     .96%    1.00%     .99%
      8.17%    8.32%    8.40%    8.50%    7.94%    8.99%   10.71%
        47%      55%      36%      34%      45%      53%      54%

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Income Trust (the "Trust") is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide current income through investing in a portfolio of U.S. Government securities and in corporate fixed income securities, including high-yielding, lower rated or nonrated securities believed not to involve undue risk to income or principal. The Trust commenced investment operations on April 22, 1988.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Fixed income investments are stated at value using market quotations. Investments in securities listed on a securities exchange are valued at their sales price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked prices or, if not available, at their fair value as determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when-issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when-issued or delayed delivery purchase commitments until payment is made. At December 31, 2001, there were no when-issued or delayed delivery purchase commitments.

    The Trust trades certain securities under the terms of forward commitments, whereby the settlement for payment and delivery occurs at a specified future date. Forward commitments are privately negotiated transactions between the Trust and dealers. If the intent of the Trust is to accept delivery of a security traded under a forward purchase commitment, the commitment is recorded as a long-term

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

purchase. For forward purchase commitments for which security settlement is not intended by the Trust, changes in the value of the commitment are recognized by marking the commitment to market on a daily basis. Certain forward commitments are entered into with the intent of recognizing fee income which results from the difference between the price of a forward settlement security versus the current cash settlement price of the same security. Purchasing securities on a forward commitment involves a risk that the market value at the time of delivery may be lower than the agreed upon purchase price resulting in an unrealized loss. This potential for loss may be greater than the amount shown on the Statement of Assets and Liabilities for forwards that do not intend to settle. Selling securities on a forward commitment involves different risks and can result in losses more significant than those arising from the purchase of such securities.

    The Trust may invest in repurchase agreements, which are short-term investments whereby the Trust acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Trust may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Trust will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Trust.

C. INVESTMENT INCOME Interest income is recorded on an accrual basis and dividend income is recorded on the ex-dividend date. Discounts are accreted and premiums are amortized over the expected life of each applicable security.

    As required, effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on fixed income securities. Prior to January 1, 2001, the Trust did not amortize premiums on fixed income securities. The cumulative effect of this accounting change had no impact on total net assets of the Trust, but resulted in a $324,564 reduction in cost of securities and a corresponding $324,564 decrease in net unrealized depreciation based on securities held by the Trust on January 1, 2001.

    The effect of this change for the year ended December 31, 2001 was to decrease net investment income by $87,276; increase net unrealized appreciation by $13,473, and increase net realized gains by $73,803. The statement of changes

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

    The revised version of the Guide also requires that paydown gains and losses on mortgage- and asset-backed securities be presented as interest income. Previously, paydown gains and losses on mortgage- and asset-backed securities were shown as a component of realized gain/loss. The effect of this change for the year ended December 31, 2001 was to increase net investment income and increase realized loss by $134,535.

D. FEDERAL INCOME TAXES It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    The Trust intends to utilize provisions of the federal income tax laws which allow it to carry a realized capital loss forward for eight years following the year of the loss and offset these losses against any future realized capital gains. At December 31, 2001, the Trust had an accumulated capital loss carryforward for tax purposes of $9,945,115 which will expire between December 31, 2002 and December 31, 2009. Of this amount $323,668 will expire on December 31, 2002. Net realized gains or losses may differ for financial and tax reporting purposes as a result of the deferral of losses relating to wash sale transactions.

    At December 31, 2001, for federal income tax purposes, cost of long- and short-term investments is $107,094,611; the aggregate gross unrealized appreciation is $3,590,897 and the aggregate gross unrealized depreciation is $16,262,167 resulting in net unrealized depreciation on long- and short-term investments of $12,671,270.

E. DISTRIBUTION OF INCOME AND GAINS The Trust declares and pays dividends monthly from net investment income to shareholders. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains, which are included in ordinary income for tax purposes.

    Due to inherent differences in the recognition of income, expenses and realized gain/losses under accounting principles generally accepted in the United States of America and federal income tax purposes, permanent differences between book and tax basis reporting for the 2001 fiscal year have been identified and appropriately reclassified. Net permanent book and tax differences relating to paydowns on mortgage-backed securities and consent fee income received from tender offers totaling $223,124 were reclassified from accumulated distributions in excess of net investment income to accumulated net realized loss. Additionally, a

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

permanent book and tax difference relating to expenses that are not deductible for tax purposes totaling $23,591 was reclassified from accumulated distributions in excess of net investment income to capital.

F. EXPENSE REDUCTION During the year ended December 31, 2001, the Trust's custody fee was reduced by $1,664 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average daily net assets of the Trust.

    For the year ended December 31, 2001, the Trust recognized expenses of approximately $3,200 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Trust, of which a trustee of the Trust is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Trust. The Adviser allocates the cost of such services to each trust. For the year ended December 31, 2001, the Trust recognized expenses of approximately $12,900 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Trust, which is reported as part of "Other" expenses in the Statement of Operations. Certain officers and trustees of the Trust are also officers and directors of Van Kampen. The Trust does not compensate its officers or trustees who are officers of Van Kampen. The Trust provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Trust. The maximum annual benefit per trustee under the plan is $2,500.

3. CAPITAL TRANSACTIONS

At December 31, 2001 and 2000, paid in surplus related to common shares aggregated $122,635,038 and $122,319,054, respectively.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2001

    Transactions in common shares were as follows:

                                                    YEAR ENDED           YEAR ENDED
                                                 DECEMBER 31, 2001    DECEMBER 31, 2000
Beginning Shares...............................     15,308,194           15,308,194
Shares Issued Through Dividend Reinvestment....         50,283                  -0-
                                                    ----------           ----------
Ending Shares..................................     15,358,477           15,308,194
                                                    ==========           ==========

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $44,154,715 and $49,357,212, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Portfolio has a variety of reasons to use derivative instruments, such as to attempt to protect the Portfolio against possible changes in the market value of its portfolio, foreign currency exposure, or generate potential gain. All of the Portfolio's holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a forward commitment. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the forward commitment.

    The Fund trades certain securities under the terms of forward commitments, as described in Note 1. The change in value of these securities is reflected as a component of unrealized appreciation/depreciation on forward commitments. The following forward commitment was outstanding as of December 31, 2001.

PAR                                                                          UNREALIZED
AMOUNT                                                         CURRENT      APPRECIATION/
(000)                       DESCRIPTION                         VALUE       DEPRECIATION
         LONG CONTRACT:
$3,500   FNMA January Forward, 7.50% coupon...............    $3,611,580       $(7,639)
                                                              ==========       =======

REPORT OF INDEPENDENT AUDITORS

To the Board of Trustees and Shareholders of Van Kampen Income Trust

We have audited the accompanying statement of assets and liabilities of Van Kampen Income Trust (the "Trust"), including the portfolio of investments, as of December 31, 2001, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The Trust's financial highlights for the periods ended prior to December 31, 2000, were audited by other auditors whose report, dated February 15, 2000, expressed an unqualified opinion on those financial highlights.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the Trust's custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen Income Trust as of December 31, 2001, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Chicago, Illinois
February 8, 2002

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN INCOME TRUST

BOARD OF TRUSTEES

DAVID C. ARCH
ROD DAMMEYER
HOWARD J KERR
THEODORE A. MYERS
RICHARD F. POWERS, III* - Chairman
HUGO F. SONNENSCHEIN
WAYNE W. WHALEN *

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

CUSTODIAN AND TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
c/o EquiServe
P.O. Box 43011
Providence, Rhode Island 02940-3011

LEGAL COUNSEL

SKADDEN, ARPS, SLATE
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

DELOITTE & TOUCHE LLP
180 North Stetson Avenue
Chicago, Illinois 60601

* "Interested persons" of the Trust, as defined in the Investment Company Act of 1940, as amended.

TRUSTEE AND OFFICER INFORMATION

The business and affairs of the Trust are managed under the direction of the Trust's Board of Trustees and the Trust's officers appointed by the Board of Trustees. The tables below list the trustees and officers of the Trust and their principal occupations for the last five years, other directorships held by the trustees and their affiliations, if any, with Van Kampen Investments Inc. ("Van Kampen Investments"), Van Kampen Investment Advisory Corp. ("Advisory Corp."), Van Kampen Asset Management Inc. ("Asset Management"), Van Kampen Funds Inc. (the "Distributor"), Van Kampen Advisors Inc., Van Kampen Trust Company, Van Kampen Exchange Corp. and Van Kampen Investor Services Inc. ("Investor Services"). Advisory Corp. and Asset Management sometimes are referred to herein collectively as the "Advisers." For purposes hereof, the term "Fund Complex" includes each of the investment companies advised by the Advisers. Trustees serve three year terms or until their successors are duly elected and qualified. Officers are annually elected by the trustees.

INDEPENDENT TRUSTEES:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
David C. Arch (56)         Trustee      Trustee     Mr. Arch is Chairman and Chief Executive            37
Blistex Inc.                            since 1988  Officer of Blistex Inc., a consumer health
1800 Swift Drive                                    care products manufacturer, and former
Oak Brook, IL 60523                                 Director of the World Presidents
                                                    Organization-Chicago Chapter. Mr. Arch is also
                                                    a Trustee or Managing General Partner of other
                                                    investment companies advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
David C. Arch (56)
Blistex Inc.
1800 Swift Drive
Oak Brook, IL 60523

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Rod Dammeyer (61)          Trustee      Trustee     Mr. Dammeyer is President of CAC, llc., a           37
CAC, llc.                               since 1988  private company offering capital investment
676 North Michigan Avenue                           and management advisory services. Mr. Dammeyer
Suite 2800                                          is also a Trustee or Managing General Partner
Chicago, IL 60611                                   of other investment companies advised by the
                                                    Advisers. Prior to February 2001, Mr. Dammeyer
                                                    was Vice Chairman and Director of Anixter
                                                    International, Inc. and IMC Global Inc. Prior
                                                    to July 2000, Mr. Dammeyer was a Managing
                                                    Partner of Equity Group Corporate Investment
                                                    (EGI), a company that makes private
                                                    investments in other companies. Prior to 1997,
                                                    Mr. Dammeyer was President, Chief Executive
                                                    Officer and a Director of Great American
                                                    Management & Investment, Inc., a diversified
                                                    manufacturing company.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Rod Dammeyer (61)          Mr. Dammeyer is a member
CAC, llc.                  of the Board of Directors
676 North Michigan Avenue  of TeleTech Holdings
Suite 2800                 Inc., Stericycle, Inc.,
Chicago, IL 60611          GATX Corporation, Arris
                           Group, Inc. and Peregrine
                           Systems Inc. and a member
                           of the Board of Trustees
                           of the University of
                           Chicago Hospitals and
                           Health Systems. Prior to
                           July 2000, Mr. Dammeyer
                           was a member of the Board
                           of Directors of Allied
                           Riser Communications
                           Corp., Matria Healthcare
                           Inc., Transmedia
                           Networks, Inc., CNA
                           Surety, Corp. and Grupo
                           Azcarero Mexico (GAM).
                           Prior to April 1999, Mr.
                           Dammeyer was a Director
                           of Metal Management, Inc.
                           Prior to 1998, Mr.
                           Dammeyer was a Director
                           of Lukens, Inc., Capsure
                           Holdings Corp., Revco
                           D.S., Inc., the Chase
                           Manhattan Corporation
                           National Advisory Board
                           and Sealy, Inc. Prior to
                           1997, Mr. Dammeyer was a
                           Director of Flacon
                           Building Products, Inc.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Howard J Kerr (65)         Trustee      Trustee     Mr. Kerr is a Trustee or Managing General           37
736 North Western Avenue                since 1992  Partner of other investment companies advised
P.O. Box 317                                        by the Advisers. Prior to 1998, Mr. Kerr was
Lake Forest, IL 60045                               the President and Chief Executive Officer of
                                                    Pocklington Corporation, Inc., an Investment
                                                    holding company.
Theodore A. Myers (71)     Trustee      Trustee     Mr. Myers is a financial consultant. Mr. Myers      37
550 Washington Avenue                   since 1988  is also a Trustee or Managing General Partner
Glencoe, IL 60022                                   of other investment companies advised by the
                                                    Advisers. Prior to 1998, Mr. Myers was a
                                                    Senior Financial Advisor (and, prior to 1997,
                                                    an Executive Vice President, Chief Financial
                                                    Officer and Director) of Qualitech Steel
                                                    Corporation, a producer of high quality
                                                    engineered steels for automotive,
                                                    transportation and capital goods industries.
                                                    Prior to 1997, Mr. Myers was a member of the
                                                    Arthur Andersen Chief Financial Officers'
                                                    Committee.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Howard J Kerr (65)         Mr. Kerr is a Director of
736 North Western Avenue   Canbra Foods, Ltd., a
P.O. Box 317               Canadian oilseed
Lake Forest, IL 60045      crushing, refining,
                           processing and packaging.
                           operation, and the Marrow
                           Foundation.
Theodore A. Myers (71)     Mr. Myers is a Director
550 Washington Avenue      of Met Life Investors
Glencoe, IL 60022          (formerly known as COVA
                           Financial Life
                           Insurance). Prior to
                           1997, Mr. Myers was a
                           Director of McLouth
                           Steel.

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Hugo F. Sonnenschein (60)  Trustee      Trustee     Mr. Sonnenschein is President Emeritus and          37
1126 E. 59th Street                     since 1994  Honorary Trustee of the University of Chicago
Chicago, IL 60637                                   and the Hutchinson Distinguished Professor in
                                                    the Department of Economics at the University
                                                    of Chicago. Prior to July 2000, Mr.
                                                    Sonnenschein was President of the University
                                                    of Chicago. Mr. Sonnenschein is a member of
                                                    the Board of Trustees of the University of
                                                    Rochester and a member of its investment
                                                    committee. Mr. Sonnenschein is a member of the
                                                    National Academy of Sciences, the American
                                                    Philosophical Society, and a fellow of the
                                                    American Academy of Arts and Sciences. Mr.
                                                    Sonnenschein is also a Trustee or Managing
                                                    General Partner of other investment companies
                                                    advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Hugo F. Sonnenschein (60)
1126 E. 59th Street
Chicago, IL 60637

INTERESTED TRUSTEES*:

                                                                                                    NUMBER OF
                                         TERM OF                                                     FUNDS IN
                                        OFFICE AND                                                     FUND
                           POSITION(S)  LENGTH OF                                                    COMPLEX
NAME, AGE AND ADDRESS       HELD WITH      TIME     PRINCIPAL OCCUPATION(S)                          OVERSEEN
OF INDEPENDENT TRUSTEE        TRUST       SERVED    DURING PAST 5 YEARS                             BY TRUSTEE
Richard F. Powers, III*    Chairman     Trustee     Mr. Powers is Chairman, Director, President,        98
(55)                                    since 1999  Chief Executive Officer and Managing Director
1 Parkview Plaza                                    of Van Kampen; Chairman, Director, Chief
Oakbrook Terrace, IL                                Executive Officer and Managing Director of the
60181                                               Advisers, Distributor, Van Kampen Advisors
                                                    Inc. and Van Kampen Management Inc.; Director
                                                    of other subsidiaries of Van Kampen; and Chief
                                                    Sales and Marketing Officer of Morgan Stanley
                                                    Dean Witter Asset Management Inc. Mr. Powers
                                                    is also Chairman of the Board,
                                                    Trustee/Director and President of funds in the
                                                    Fund Complex. Prior to May 1998, Mr. Powers
                                                    was Executive Vice President; and Director of
                                                    Marketing of Morgan Stanley Dean Witter & Co.
                                                    and Director of Dean Witter Discover & Co. and
                                                    Dean Witter Realty. Prior to 1996, Mr. Powers
                                                    was Director of Dean Witter Reynolds Inc.
Wayne W. Whalen* (62)      Trustee      Trustee     Mr. Whalen is a Partner in the law firm of          98
333 West Wacker Drive                   since 1988  Skadden, Arps, Slate, Meagher & Flom
Chicago, IL 60606                                   (Illinois), legal counsel to certain funds
                                                    advised by the Advisers. Mr. Whalen is a
                                                    Trustee, Director or Managing General Partner
                                                    of other funds advised by the Advisers.


NAME, AGE AND ADDRESS      OTHER DIRECTORSHIPS
OF INDEPENDENT TRUSTEE     HELD BY TRUSTEE
Richard F. Powers, III*
(55)
1 Parkview Plaza
Oakbrook Terrace, IL
60181
Wayne W. Whalen* (62)
333 West Wacker Drive
Chicago, IL 60606

* Such trustee is an "interested person" (within the meaning of Section 2(a)(19) of the 1940 Act). Mr. Whalen is an interested person certain of the funds in the Fund Complex by reason of his firm currently acting as legal counsel to such funds in the Fund Complex. Mr. Powers is an interested person of such funds in the Fund Complex and the Advisers by reason of their positions with Morgan Stanley or its affiliates.

OFFICERS:

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
Stephen L. Boyd (61)          Executive Vice      Officer     Managing Director and Chief Investment Officer of Van Kampen
2800 Post Oak Blvd.           President and       since 1998  Investments, and Managing Director, President and Chief
45th Floor                    Chief Investment                Operating Officer of the Advisers and Van Kampen Advisors
Houston, TX 77056             Officer                         Inc. Executive Vice President and Chief Investment Officer
                                                              of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President and Chief Investment Officer of Van
                                                              Kampen Investments, and President and Chief Operating
                                                              Officer of the Advisers. Prior to April 2000, Executive Vice
                                                              President and Chief Investment Officer for Equity
                                                              Investments of the Advisers. Prior to October 1998, Vice
                                                              President and Senior Portfolio Manager with AIM Capital
                                                              Management, Inc. Prior to February 1998, Senior Vice
                                                              President and Portfolio Manager of Van Kampen American
                                                              Capital Asset Management, Inc., Van Kampen American Capital
                                                              Investment Advisory Corp. and Van Kampen American Capital
                                                              Management, Inc.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
A. Thomas Smith III (45)      Vice President and  Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center   Secretary           since 1999  Director of the Advisers, Van Kampen Advisors Inc., the
Plaza 2 - 7th Floor                                           Distributor, Investor Services and certain other
Jersey City, NJ 07311                                         subsidiaries of Van Kampen Investments. Managing Director
                                                              and General Counsel-Mutual Funds of Morgan Stanley
                                                              Investment Advisors, Inc. Vice President or Principal Legal
                                                              Officer and Secretary of funds in the Fund Complex. Prior to
                                                              July 2001, Managing Director, General Counsel, Secretary and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Investor Services, and certain other
                                                              subsidiaries of Van Kampen Investments. Prior to December
                                                              2000, Executive Vice President, General Counsel, Secretary
                                                              and Director of Van Kampen Investments, the Advisers, Van
                                                              Kampen Advisors Inc., the Distributor, Investor Services and
                                                              certain other subsidiaries of Van Kampen Investments. Prior to January 1999, Vice President and Associate General
                                                              Counsel to New York Life Insurance Company ("New York
                                                              Life"), and prior to March 1997, Associate General Counsel of New York Life. Prior to December 1993, Assistant General
                                                              Counsel of The Dreyfus Corporation. Prior to August 1991,
                                                              Senior Associate, Willkie Farr & Gallagher. Prior to January
                                                              1989, Staff Attorney at the Securities and Exchange
                                                              Commission, Division of Investment Management, Office of
                                                              Chief Counsel.
Michael H. Santo (46)         Vice President      Officer     Managing Director, Chief Operations Officer and Director of
1 Parkview Plaza                                  since 1999  Van Kampen Investments, Managing Director, Chief Executive
Oakbrook Terrace, IL 60181                                    Officer and Director of Investor Services, Managing
                                                              Director, Chief Operations and Technology Officer and
                                                              Director of the Advisers, the Distributor and Van Kampen
                                                              Advisors Inc. and serves as a Director or Officer of certain other subsidiaries of Van Kampen Investments. Vice President of funds in the Fund Complex. Prior to December 2000,
                                                              Executive Vice President, Chief Administrative Officer and
                                                              Director of Van Kampen Investments, the Advisers, the
                                                              Distributor, Van Kampen Advisors Inc. and Investor Services.
                                                              Prior to 1998, Senior Vice President and Senior Planning
                                                              Officer for Individual Asset Management of Morgan Stanley
                                                              Dean Witter and its predecessor since 1994.

                                                   TERM OF
                                                  OFFICE AND
                                 POSITION(S)      LENGTH OF
NAME, AGE AND                     HELD WITH          TIME     PRINCIPAL OCCUPATION(S)
ADDRESS OF OFFICER                   FUND           SERVED    DURING PAST 5 YEARS
John R. Reynoldson (48)       Vice President      Officer     Executive Director of the Advisers and Van Kampen Advisors
1 Parkview Plaza                                  since 2000  Inc. Vice President of funds in the Fund Complex. Prior to
Oakbrook Terrace, IL 60181                                    July 2001, Principal and Co- head of the Fixed Income
                                                              Department of the Advisers and Van Kampen Advisors Inc.
                                                              Prior to December 2000, Senior Vice President of the
                                                              Advisers and Van Kampen Advisors Inc. Prior to May 2000, he
                                                              managed the investment grade taxable group for the Advisers since July 1999. From July 1988 to June 1999, he managed the government securities bond group for Asset Management. Mr.
                                                              Reynoldson has been with Asset Management since April 1987.
John L. Sullivan (46)         Vice President,     Officer     Executive Director of Van Kampen Investments, the Advisers
1 Parkview Plaza              Chief Financial     since 1996  and Van Kampen Advisors Inc. Vice President, Chief Financial
Oakbrook Terrace, IL 60181    Officer and                     Officer and Treasurer of funds in the Fund Complex.
                              Treasurer
John H. Zimmermann, III (44)  Vice President      Officer     Managing Director and Director of Van Kampen Investments,
Harborside Financial Center                       since 2000  and Managing Director, President and Director of the
Plaza 2 - 7th Floor                                           Distributor. Vice President of funds in the Fund Complex.
Jersey City, NJ 07311                                         Prior to December 2000, President of Van Kampen Insurance
                                                              Agency of Illinois Inc., and Senior Vice President and
                                                              Director of Van Kampen Investments. From November 1992 to
                                                              December 1997, Mr. Zimmermann was Senior Vice President of
                                                              the Distributor.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
vankampen.com

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Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
920, 957, 107                                                  Member NASD/SIPC.
VIN ANR 2/02                                                     5249B02-AS-2/02